Exhibit 10.1

AMENDMENT NO. 12

This Amendment No. 12, dated as of November 30, 2015 (this “Amendment”), to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of May 13, 2011, Amendment No. 3, dated as of March 9, 2012, Amendment No. 4, dated as of August 23, 2012, Amendment No. 5, dated as of October 4, 2012, Amendment No. 6, dated as of February 6, 2013, Amendment No. 7, dated as of February 6, 2013 and Amendment No. 8, dated as of August 26, 2013, Amendment No. 9, dated as of December 31, 2013, Amendment No. 10, dated as of April 14, 2014 (and any Consents related thereto) and Amendment No. 11, dated as of April 7, 2015, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, and the other agents and arrangers parties thereto, is entered into by and among Holdings, the Borrower, the Agents and the New Term B-3 Lenders (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has hereby notified the Administrative Agent and each Term Lender that it intends to incur Specified Refinancing Debt pursuant to Section 2.26(b) of the Credit Agreement in order to refinance the Term B-2 Loans outstanding under the Credit Agreement immediately prior to the Twelfth Amendment Effective Date (as defined below) (the “Existing Term B-2 Loans”);

WHEREAS, pursuant to Section 2.26(c) of the Credit Agreement, the Borrower may incur Specified Refinancing Debt by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Term Lenders agreeing to provide such Specified Refinancing Debt;

WHEREAS, the Borrower has requested that (i) the new term Lenders party hereto (each, a “New Term B-3 Lender”), (ii) the Lenders holding Existing Term B-2 Loans that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “B-2 Lender Consent”) indicating the Rollover Settlement Option (each, a “Rollover Term B-3 Lender”) and (iii) the Lenders holding Existing Term B-2 Loans that shall have executed and delivered a B-2 Lender Consent indicating the “Assignment Settlement Option” (each, an “Assignment Term B-3 Lender”) extend credit to the Borrower in the form of Term Loans in an aggregate principal amount of $188,974,916.13 (collectively, the “Additional Term B-3 Loans”), the proceeds of which shall repay the Existing Term B-2 Loans;

WHEREAS, each New Term B-3 Lender has indicated its willingness to lend such Additional Term B-3 Loans in the aggregate amount specified on its signature page to this Amendment on the terms and subject to the conditions herein;

WHEREAS, each Rollover Term B-3 Lender has agreed to make Additional Term B-3 Loans on the Twelfth Amendment Effective Date, in an aggregate amount equal to such Rollover Term B-3 Lender’s Existing Term B-2 Loans (or such lesser amount as may be allocated to such Rollover Term B-3 Lender by the Administrative Agent), the proceeds of which shall be used to repay such Lender’s Existing Term B-2 Loans, and has authorized the Administrative Agent to execute this Amendment on its behalf;

WHEREAS, each Assignment Term B-3 Lender has indicated its willingness to accept an Assignment and Assumption of Additional Term B-3 Loans from Citibank, N.A., as a New Term B-3 Lender, in an aggregate amount equal to such Assignment Term B-3 Lender’s Existing Term B-2 Loans (or such lesser amount as may be allocated to such Assignment Term B-3 Lender by the Administrative Agent), and has authorized the Administrative Agent to execute this Amendment on its behalf;

WHEREAS, each New Term B-3 Lender, each Rollover Term B-3 Lender and each Assignment Term B-3 Lender have agreed subject to the terms and conditions set forth herein to amend the Credit Agreement as set forth in Section 2 below and have authorized the Administrative Agent to execute this Amendment on its behalf,

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. ADDITIONAL TERM B-3 LOANS.

1.1 Additional Term B-3 Loans. On the terms and subject to the conditions herein, each Rollover Term B-3 Lender hereby agrees to make Additional Term B-3 Loans up to the aggregate principal amount of such Lender’s Existing Term B-2 Loans (or such lesser amount as may be allocated to such Rollover Term B-3 Lender by the Administrative Agent) on the Twelfth Amendment Effective Date. On the terms and subject to the conditions herein, each New Term B-3 Lender hereby agrees to make Additional Term B-3 Loans up to the aggregate amount specified on such New Term B-3 Lender’s signature page to this Amendment on the Twelfth Amendment Effective Date. On the terms and subject to the conditions herein, each Assignment Term B-3 Lender agrees to accept an Assignment and Assumption of Additional Term B-3 Loans from Citibank, N.A., in an aggregate amount equal to such Assignment Term B-3 Lender’s Existing Term B-2 Loans (or such lesser amount as may be allocated to such Assignment Term B-3 Lender by the Administrative Agent) on the Twelfth Amendment Effective Date. Pursuant to Section 2.26 of the Credit Agreement, the Additional Term B-3 Loans shall have the terms set forth in this Amendment and in the Credit Agreement (as amended by this Amendment).

1.2 Use of Proceeds. The proceeds of the Additional Term B-3 Loans shall be applied toward the payment of (a) the aggregate outstanding principal amount of the Existing Term B-2 Loans and (b) fees, expenses and original issue discount payable in connection with the Additional Term B-3 Loans.

1.3 Interest Period. The Borrower shall make an Interest Period election with respect to the Term B-3 Loans (including the Additional Term B-3 Loans) at least two Business Days prior to the Twelfth Amendment Effective Date in accordance with Section 2.13(b) of the Credit Agreement.

1.4 Amortization and Maturity Date. Following the Twelfth Amendment Effective Date, the Term B-3 Loans of each Term B-3 Lender shall be payable in equal consecutive quarterly installments on the last Business Day of each of December, March, June and September, in an amount equal to $6,129,649.64, with the remaining balance of Term B-3 Loans payable on the Term B-3 Maturity Date, in each case in accordance with the Credit Agreement.

1.5 Credit Agreement Governs. Effective as of the Twelfth Amendment Effective Date, except as set forth in this Amendment, (a) the Additional Term B-3 Loans shall have identical terms as the Term B-3 Loans made pursuant to the Eleventh Amendment and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents, (b) the Additional Term B-3 Loans shall be Specified Refinancing Debt and Specified

Refinancing Term Loans under the Credit Agreement, (c) this Amendment (including the amendments contemplated in Section 2 below) shall be a Refinancing Amendment under the Credit Agreement and (d) all references to the Term B-3 Loans shall be deemed to refer to the existing Term B-3 Loans and the Additional Term B-3 Loans.

SECTION 2. AMENDMENTS TO THE LOAN DOCUMENTS

Effective as of the Twelfth Amendment Effective Date (as defined in Section 3.1 below) and subject to the satisfaction of the conditions set forth in Section 3.1 below:

2.1 The definitions of “Additional Term B-3 Loans” and “Term B-3 Loans” in Section 1.1 of the Credit Agreement are hereby amended and restated in its entirety to read as follows below:

“Additional Term B-3 Loans”: the term loans made pursuant to the Twelfth Amendment on the Twelfth Amendment Effective Date.

“Term B-3 Loans”: the Term B-3 Loans issued on the Eighth Amendment Effective Date and the Ninth Amendment Effective Date, the Amendment No. 11 Term B-3 Loans, and the Additional Term B-3 Loans.

2.2 The following definitions of “Twelfth Amendment” and “Twelfth Amendment Effective Date” shall hereby be inserted into Section 1.1 of the Credit Agreement in the correct alphabetical order:

“Twelfth Amendment”: Amendment No. 12 to the Credit Agreement, dated as of November 30, 2015, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Twelfth Amendment Effective Date”: as defined in the Twelfth Amendment.

SECTION 3. CONDITIONS PRECEDENT

3.1 Additional Term B-3 Loans. The making of the Additional Term B-3 Loans and the effectiveness of the amendments to the Credit Agreement set forth in Section 2 above, in each case, on the date hereof (the “Twelfth Amendment Effective Date”) shall be subject to the following conditions precedent having been satisfied or duly waived:

(a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by each of the Borrower, Holdings, the Administrative Agent and each New Term B-3 Lender;

(ii) B-2 Lender Consents duly executed by each Rollover Term B-3 Lender and each Assignment Term B-3 Lender;

(iii) a solvency certificate signed by the chief financial officer on behalf of the Borrower, substantially in the form of Exhibit G of the Credit Agreement;

(iv) a closing certificate of each Loan Party, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments; and

(v) an executed legal opinion of Latham & Watkins LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent.

(b) Fees and Other Amounts. The Borrower have paid in full in immediately available funds on the Twelfth Amendment Effective Date:

(i) all fees and reimbursable expenses that have been invoiced as of the Twelfth Amendment Effective Date that are due and payable to any Person under any engagement letter entered into in connection with this Amendment;

(ii) all unpaid interest in respect of the Term B-3 Loans accrued until the Twelfth Amendment Effective Date, payable to the Administrative Agent for the benefit of the applicable Term B-3 Lenders; and

(iii) to each Term Lender that is making (or is deemed to have made) Additional Term B-3 Loans on the Twelfth Amendment Effective Date, an amendment fee in the amount of 0.50% of the aggregate outstanding amount of such Lender’s Additional Term B-3 Loans.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.

(d) USA Patriot Act. The Additional Term B-3 Lenders shall have received from each of the Loan Parties documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent such documentation or other information has been requested in writing at least five (5) Business Days prior to the Twelfth Amendment Effective Date.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:

4.1 Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

4.2 Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

4.3 Absence of Default. Neither Holdings, the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. LENDER ASSIGNMENT AND ASSUMPTION, CONSENTS AND WAIVERS

5.1 Rollover of Term B-2 Loans. Each Rollover Term B-3 Lender agrees that, upon the Twelfth Amendment Effective Date, all (or such lesser amount as the Administrative Agent may allocate to such Lender) of its Existing Term B-2 Loans shall be converted to Term B-3 Loans under the Credit Agreement, and such Existing Term B-2 Loans shall be deemed repaid in full on the Twelfth Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Rollover Term B-3 Lender and due and payable by the Borrower pursuant to the Credit Agreement and this Amendment.

5.2 Assignment of Term B-2 Loans. The Existing Term B-2 Loans of each Lender (other than the Loans converted to Term B-3 Loans pursuant to Section 5.1 above) shall be repaid in full on the Twelfth Amendment Effective Date, including for all accrued and unpaid interest, fees, expenses and other compensation owed to such Lender and due and payable by the Borrower pursuant to the Credit Agreement and this Amendment. Each Assignment Term B-3 Lender agrees to purchase pursuant to an Assignment and Assumption in accordance with Section 10.06 of the Credit Agreement on or immediately after the Twelfth Amendment Effective Date and assume from a Lender designated by the Administrative Agent Term B-3 Loans in an amount equal to the principal amount of such repayment (or such lesser amount as the Administrative Agent may allocate to such Lender).

5.3 Waivers. Each Assignor party hereto and each Assignee hereby waive the requirements and benefits of Section 10.6(b)(ii)(A) and (B) of the Credit Agreement solely with respect to the assignments made pursuant to this Section 5. Notwithstanding anything herein to the contrary, each Assignor, Rollover Term B-3 Lender and Assignment Term B-3 Lender hereby waives the payment of any breakage loss or expense under Section 2.21 of the Credit Agreement in connection with the repayment of Existing Term B-2 Loans or the assignments made pursuant to this Section 5 on the Twelfth Amendment Effective Date. Each Rollover Term B-3 Lender and Assignment Term B-3 Lender hereby waives the notice provisions of Section 2.11(a) of the Credit Agreement with respect to the repayment of its Existing Term B-2 Loans contemplated by Sections 5.1 and 5.2, as applicable.

5.4 Consent. The Borrower and the Administrative Agent hereby consent to the assignments made pursuant to this Section 5. Each Term Lender holding Additional Term B-3 Loans shall be deemed to have consented to the transactions contemplated by this Amendment.

SECTION 6. MISCELLANEOUS

6.1 Reference to and Effect on the Loan Documents.

(a) As of the Twelfth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

6.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

6.3 Reaffirmation. Each of Holdings and the Borrower hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each of Holdings and the Borrower confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.

6.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

6.5 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

6.6 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

6.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

6.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

ALLISON TRANSMISSION, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 12 TO CREDIT AGREEMENT]

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 12 TO CREDIT AGREEMENT]

Name of Lender: CITIBANK, N.A.

Executing as a New Term B-3 Lender:

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Vice President

For any Institution requiring a second signature line:

by
Name:
Title:

Credit Agreement Reference	Aggregate Principal Amount
Term B-3 Loan	$

ROLLOVER OR ASSIGMENT TERM B-2 LENDERS ONLY

Exhibit A

Term B-2 Lender Consent to Amendment No. 12

This Term B-2 Lender Consent (“B-2 Lender Consent”) to Amendment No. 12 (the “Amendment”) to that certain Credit Agreement, dated as of August 7, 2007 (as amended by Amendment No. 1, dated as of November 21, 2008, Amendment No. 2 and Consent, dated as of May 13, 2011, Amendment No. 3, dated as of March 9, 2012, Amendment No. 4, dated as of August 23, 2012, Amendment No. 5, dated as of October 4, 2012, Amendment No. 6, dated as of February 6, 2013, Amendment No. 7, dated as of February 6, 2013 and Amendment No. 8, dated as of August 26, 2013, Amendment No. 9, dated as of December 31, 2013, Amendment No. 10, dated as of April 14, 2014 (and any Consents related thereto) and Amendment No. 11, dated as of April 7, 2015, the “Credit Agreement”), among Allison Transmission Holdings, Inc., a Delaware corporation, Allison Transmission, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto, Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto. Capitalized terms used but not defined in this B-2 Lender Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned hereby irrevocably and unconditionally agrees to approve the amendments to the Credit Agreement contained in Section 2 of the Amendment and to the following (check only ONE option):

Rollover Settlement Option

☐  to deem prepaid 100% of the outstanding principal amount of the Existing Term B-2 Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with proceeds of a new Term B-3 Loan in a like principal amount.

Assignment Settlement Option

☐  to have 100% of the outstanding principal amount of the Existing Term B-2 Loans held by such Lender prepaid on the Twelfth Amendment Effective Date and to purchase by assignment new Term B-3 Loans in a like principal amount (or such lesser amount allocated to such Lender by the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this B-2 Lender Consent to be executed and delivered by a duly authorized signatory as of the             of [November], 2015.

(insert name of the legal entity above) as a Term B-2 Lender by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Name of Fund Manager (if applicable):

1

Exhibit B

FORM OF CLOSING CERTIFICATE

CLOSING CERTIFICATE

OF

ALLISON TRANSMISSION HOLDINGS, INC.

Pursuant to Section 3.1(a)(iv) of Amendment No. 12, dated as of November 30, 2015 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Amendment), to that certain Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or otherwise modified from time to time, including but not limited to, the Amendment, the “Credit Agreement”), among Allison Transmission Holdings, Inc. (“Holdings”), Allison Transmission, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as lenders (the “Lenders”), Citicorp North America, Inc., as Administrative Agent, and the other agents and arrangers parties thereto, the undersigned Assistant Secretary of Allison Transmission Holdings, Inc. (the “Company”), hereby certifies on behalf of the Company as follows:

1.	Eric C. Scroggins is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

The undersigned Secretary of the Company hereby certifies as follows:

1.	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.	Attached hereto as Annex 2 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on [ ]. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.	Attached hereto as Annex 3 is a true and complete copy of the Bylaws of the Company as in effect on the date hereof.

4.	Attached hereto as Annex 4 is a true and complete certified copy of the Articles of Incorporation of the Company as in effect on the date hereof, and such Articles of Incorporation have not been amended, repealed, modified or restated.

5.	The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

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6.	Latham & Watkins LLP may rely on this certificate in rendering its opinion.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

ALLISON TRANSMISSION HOLDINGS, INC.

Name:	Eric C. Scroggins	Name:	David S. Graziosi
Title:	Vice President, General Counsel and Secretary	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Date:	[ ], 2015

[HOLDINGS SIGNATURE PAGE TO AMENDMENT NO. 12 CLOSING CERTIFICATE]

Schedule I

to Closing Certificate

NAME	OFFICE	SIGNATURE
David S. Graziosi	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Eric C. Scroggins	Vice President, General Counsel and Secretary